UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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PERPETUA RESOURCES CORP.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V94344-P47027 PERPETUA RESOURCES CORP. 13181 HIGHWAY 55 PO BOX 429 DONNELLY, ID 83615 PERPETUA RESOURCES CORP. 2026 Annual General Meeting Vote by June 2, 2026 11:59 PM ET You invested in PERPETUA RESOURCES CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the Annual General Meeting to be held on June 4, 2026. Vote Virtually at the Meeting* June 4, 2026 10:00 am Mountain Time Virtually at: www.virtualshareholdermeeting.com/PPTA2026 Get informed before you vote View the Notice and Proxy Statement, Annual Report and NI 51-102 Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Set the number of Directors to nine (9).	For
2.	Election of Directors **Nominees:**	
2a.	Marcelo Kim	For
2b.	Christopher J. Robison	For
2c.	Jonathan Cherry	For
2d.	Andrew Cole	For
2e.	Robert Dean	For
2f.	Laura Dove	For
2g.	Richie Haddock	For
2h.	Jeffrey Malmen	For
2i.	Alexander Sternhell	For
3.	Equity Incentive Plan - Approve the Company's 2026 Equity Incentive Plan.	For
4.	Appointment of Auditors - Ratify the appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the fiscal year ending December 31, 2026 at a remuneration to be set by the Directors.	For

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V94345-P47027